Exhibit 99.1

www.sanchezmidstream.com Quality Assets. Disciplined Management. Investor Presentation November 2018 Exhibit 99.1

© 2018 Sanchez Midstream Partners LP Legal Disclaimers 2 Forward-Looking Statements. This presentation contains, and the officers and representatives of Sanchez Midstream Partners LP (the “Partnership,” “Sanchez Midstream Partners,” “our,” “us,” “we” and similar terms or “SNMP”) and its general partner may from time to time make “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to a number of risks and uncertainties, many of which are beyond our control. These statements may include discussions about our: business strategy; acquisition strategy; financing strategy; ability to make, maintain and grow distributions; the ability of our customers to meet their drilling and development plans on a timely basis or at all and perform under gathering and processing agreements; future operating results; our targeted financial metrics, including our forecast of Adjusted EBITDA; the ability of our partners to perform under our joint ventures and partnerships; future capital expenditures; SNMP’s assets in the Eagle Ford Shale; the ability of SNMP’s long-term contracts with Sanchez Energy Corporation (“Sanchez Energy” or “SN”) to provide stable and predictable cash flows; SNMP’s growth opportunities, including potential acquisitions of midstream and production assets from SN and third parties; SNMP’s strategic relationship with SN and Sanchez Oil & Gas Corporation; a possible increase of SNMP’s throughput volumes due to third party or Comanche asset volumes; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “future opportunity,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to important factors listed in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to (and expressly disclaim any obligation to) publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Premier Eagle Ford Midstream Partnership

SNMP LISTED NYSE AMERICAN

SANCHEZ MIDSTREAM PARTNERS

SNMP LISTED NYSE AMERICAN

Market Cap(1)	~$80 MM
Enterprise Value(1)	~$610 MM

- **Integrated Midstream Operator**
  With G&P and Natural Gas Pipeline Assets
- **Large Acreage Dedications**
  Over 420,000 Dedicated Eagle Ford Acres
- **Relationship with Sanchez Energy**
  Combined with 3rd Party Customers
- **Stable, Fee-Based Cash Flow**
  Supported by Minimum Volume Commitments
- **Strong Balance Sheet**
  Sub 3x Leverage Ratio

(1) Based on a closing unit price of $4.85 as of 11/14/2018 and ~16.2 million units outstanding. Enterprise Value includes SNMPs convertible preferred units at book value (~$349 million), $184 million of senior secured debt, less $2.3 million in cash as of 9/30/2018.

3

© 2018 Sanchez Midstream Partners LP

© 2018 Sanchez Midstream Partners LP Building a Focused Midstream Partnership 4 Goal Opportunity Status Expand Scale / Focus on Gulf Coast Midstream Value Chain Carnero JV Expansion Completed >315,000 Additional Gross Dedicated Acres Completed Other Midstream Projects and Expansion Opportunities In Process Divest Production Assets Briggs Wellbore Divestiture Completed Oklahoma (Cola Asset) Divestiture Completed Other Production Assets In Process

© 2018 Sanchez Midstream Partners LP 5 Carnero JV Expansion Single Carnero JV  Merges Carnero Gathering and Raptor Processing JV’s into Carnero JV  Targa remains commercial and operations lead Additional G&P Interests  SNMP’s share of the Carnero Gathering Line increased from 50% of 260 MMcf/d to 50% of 400 MMcf/d  JV processing capacity increased from 260 MMcf/d to 460 MMcf/d with the contribution of Silver Oak II Gas Processing Plant (“Silver Oak II”) Contribution of Silver Oak II  Sale of Silver Oak II to JV  One of two units in the Silver Oak processing complex in South Texas  Capacity to process third-party volumes Additional Dedications  New dedications of over 315,000 Comanche gross acres in the Western Eagle Ford operated by Sanchez Energy  Total dedicated acres of over 420,000 gross acres

© 2018 Sanchez Midstream Partners LP 6 $0.40 $0.81 $1.22 $1.64 $2.06 $2.49 $2.93 $3.37 $3.82 $4.28 $4.73 $5.18 $5.33 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Yield Plus Strong Balance Sheet Current Yield Vs. MLP Peers (2)(3)3Q 2018 Net Debt / Consensus 2018 Adj. EBITDA (1) (2) Cash Distribution (Cumulative) (1) Projected financial measures where sourced from Nasdaq IR, as of 11/14/2018. (2) Peer group includes tickers: AMID, CEQP, ENLK, TRGP, SMLP, and WES. Peer group was picked by companies operating in similar geographical areas or with similar size and assets. (3) Third quarter distributions were sourced from company press releases and stock price as of 11/14/2018. Returned $5.33 per unit to unitholders since the third quarter of 2015 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% FDBCA Peer Average SNMPE 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 6.00x 7.00x SNMPAED Peer Average CBF

© 2018 Sanchez Midstream Partners LP Midstream Infrastructure Overview Sanchez Midstream’s Integrated Midstream Assets 1. Western Catarina Midstream 7 2. Carnero Gathering Line 3. Raptor Gas Processing Facility 4. Seco Pipeline 5. Silver Oak II Gas Processing Facility

© 2018 Sanchez Midstream Partners LP Sanchez Energy’s Drilling Inventory 8 Source: Sanchez Energy Corporate Presentation – May 2018

© 2018 Sanchez Midstream Partners LP Stable Development in Catarina  Western Catarina Midstream ─ 150 miles of gathering lines in Dimmit and Webb Counties ─ 15-year gathering agreement with Sanchez Energy supported by 5-year minimum volume commitment (“MVC”) ─ 35,000 net acreage dedication  Sanchez Energy Maintains Active Drilling Campaign ─ Catarina lease requirements specify a minimum of 50 wells/year ─ Sanchez Energy allocated $225MM-$240MM in capital to Catarina in its 2018 capital plan ─ Sanchez Energy has identified over 1,100+ remaining drilling locations at Catarina Source: Sanchez Oil & Gas Corporation; SN public filings 9 Western Catarina Midstream Gathered Gas Volumes Seco PipelineRaptor Gas Processing FacilityCarnero Gathering LineWestern Catarina Midstream Western Catarina Midstream - 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Gross Gas Production (Mcf/d) Gathered Volumes Gas MVC

Carnero JV - Carnero Gathering Line

SNMP LISTED NYSE AMERICAN

- **Carnero Gathering Line**
  - 400 MMcf/d without compression
  - Transports gas from Catarina and Comanche fields to the Raptor Gas Processing Facility
  - Additional connectivity to the Silver Oak II Gas Processing Facility
- **Fee-Based Cash Flow with Acreage Dedication**
  - 15-year gathering agreements with Sanchez Energy supported by Catarina and Comanche acreage dedications
  - Acreage dedication of over 420,000 gross acres
- **Built in Gathering Growth**
  - Projected 50 MMcf/d increase in April 2021
  - Projected 85 MMcf/d increase in February 2023


ZAVALA
FRIO
Raptor Gas Processing Facility
Carnero Gathering Line
DIMMIT
COMANCHE
LA SALLE
CATARINA
Seco Pipeline
WEBB
0 5 10 20 MI

Western Catarina Midstream | Carnero Gathering Line | Raptor Gas Processing Facility | Seco Pipeline

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© 2018 Sanchez Midstream Partners LP

Carnero JV - Raptor Gas Processing Facility

SNMP LISTED NYSE AMERICAN

- **Raptor Gas Processing Facility**
  - 260 MMcf/d cryogenic processing plant began operations in 2Q17
  - Stable, fee-based cash flow with 5-year Catarina MVC from Sanchez Energy
- **Fee-Based Cash Flow with Acreage Dedication**
  - 15-year gathering agreements with Sanchez Energy supported by Catarina and Comanche acreage dedications
  - Acreage dedication of over 420,000 gross acres


ZAVALA
FRIO
Raptor Gas Processing Facility
DIMMIT
COMANCHE
LA SALLE
CATARINA
Seco Pipeline
WEBB
0 5 10 20
MI



Western Catarina Midstream → Carnero Gathering Line → Raptor Gas Processing Facility → Seco Pipeline

11

© 2018 Sanchez Midstream Partners LP

Seco Pipeline

SNMP LISTED NYSE AMERICAN

- **Seco Pipeline (Phase 1)**
  - SNMP owns and operates 100% of the pipeline
  - 400 MMcf/d of dry natural gas capacity without compression
  - Pipeline went into service in 3Q17
- **Provides Connectivity to South Texas Markets**
  - 30-mile, dry gas pipeline, provides E&P producers with optionality to southern gas markets
  - Opens up potential to export natural gas to premium priced markets in Mexico
- **Seco Pipeline (Phase 2)**
  - Possible Seco Pipeline expansion project to capture additional delivery points in the South Texas natural gas market


ZAVALA
FRIO
DIMMIT
Raptor Gas Processing Facility
Carnero Gathering Line
LA SALLE
COMANCHE
CATARINA
Seco Pipeline
WEBB
0 5 10 20 MI


San Antonio
Corpus Christi

Western Catarina Midstream → Carnero Gathering Line → Raptor Gas Processing Facility → Seco Pipeline

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© 2018 Sanchez Midstream Partners LP

© 2018 Sanchez Midstream Partners LP $0 $20 $40 $60 $80 $100 $120 $140 $160 2019 2020 Long-term $ in millions ~40% of capital projects are fixed-fee revenue or backed by minimum volume commitments (“MVCs”) (1) Dollar amounts reflect management’s estimates and the actual cost of such projects may be different. Reinvesting Cash Flow for Future Growth 13 Over $200 Million in Highly Visible Capital Projects (1) Cost of Service 13% Acreage Dedication 61% MVCs 26% Additional Midstream Projects Seco Pipeline Expansion VelociFrac Fractionator Silver Oak II Gas Processing Plant (~$65 million) $75 million > $200 million Eastern Catarina Gathering (~$10 million) $26 million Costa Azul Crude Terminal (~$16 million)

Future Midstream Asset Development Opportunities

SNMP LISTED NYSE AMERICAN

Expanding Sanchez Midstream's Integrated Midstream Asset Footprint


DIMMIT
COMANCHE
CATARINA
MCMULLEN
LIVE OAK
BEE
Artesia Wells
Laredo
Volatile Oil
Condensate
San Antonio
Corpus Christi
0
10

Eastern Catarina Gathering

- Project provides further volume support for Carnero Gathering Line and Raptor Gas Processing Facility
- Cost of service model

VelociFrac Fractionator

- Two tower fractionator to remove ethane and propane
- Long-term tolling fee predicated on low risk volumes due to existing agreements

Silver Oak II Gas Processing Facility

- Cryogenic processing plant with 200 MMcf/d of capacity
- Fee-based cash flow with acreage dedication from Sanchez Energy

Seco Pipeline Expansion

- 111 mile residue pipeline from Encinal to Agua Dulce
- 860 MMcf of capacity

Costa Azul Crude Terminal

- Option to purchase 20-50% interest in Point Comfort Terminal
- 350,000 Bbls of storage and 30,000 Bbls/d of throughput capacity

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© 2018 Sanchez Midstream Partners LP

© 2018 Sanchez Midstream Partners LP Well Positioned Midstream Asset Base With Stable Cash  Midstream assets supported by long-term fixed fee agreements  Gathering and processing assets located in the Eagle Ford Shale  Well-structured portfolio of stable midstream volumes Conservatively Capitalized for Continued Growth  Debt / Adj. EBITDA target of < 3.0x  Distribution coverage target > 1.2x  Borrowing base utilization target of < 80% Visible Growth  Transaction history includes five acquisitions since March 2015 with value of >$500 MM  Ability to grow throughput organically from Sanchez Energy’s drilling program and third party volumes  Significant liquidity to fund growth Well-Sponsored Partnership  Sanchez Energy, Sanchez Oil & Gas Corporation (“SOG”) and insider alignment through >25% combined common equity ownership  Right-of-first-offer (“ROFO”) on Sanchez Energy’s midstream assets provides continued asset development opportunity Capital Optimization Focus  Structural relationship with Sanchez Energy facilitates the optimization of each company’s capital structure to ensure the appropriate portfolio assets are developed in the corresponding entity  SNMP’s midstream asset development provides value to Sanchez Energy through increased access to a range of product markets and potentially higher commodity price realization Partnership Highlights 15

© 2018 Sanchez Midstream Partners LP 16 Appendix A Additional Partnership Details

© 2018 Sanchez Midstream Partners LP 17 Capitalization Summary (1)  Revolving Credit Facility for SNMP (due 2020) ─ $310 MM borrowing base ($210 MM commitments) with an interest rate of LIBOR + 2.25% to 3.25% ─ Financial Maintenance Covenants: • Maximum Net First Lien Debt to LTM AEBITDA of 4.5x • Minimum Current Ratio of 1.0x • Minimum Interest Coverage Ratio of 2.5x  ~$350 MM of 10% Class B Cumulative Perpetual Convertible Preferred Units ─ Flexibility to make payment of 8% in cash and 4% in paid-in-kind units ─ Convertible into ~31.3 MM common units  Common Units Outstanding as of 9/30/2018: ─ ~16.2 million common units outstanding (1) As of 9/30/2018

© 2018 Sanchez Midstream Partners LP SNMP Structure 18 Organizational Structure (1) Incentive Distribution Rights (IDRs) Quarterly Distribution/Unit LP GP Up to $0.575 100% 0% From $0.575 up to $0.625 87% 13% From $0.625 up to $0.875 77% 23% Above $0.875 64.5% 35.5% SP Holdings, LLC (DE) Sanchez Midstream Partners LP (NYSE American: SNMP) Sanchez Midstream Partners GP LLC (DE) Carnero JV (50% Interest) Public Unitholders (LP Interests ~68%) SOG Operating Platform Credit Facility $310 MM Borrowing Base Seco Pipeline Sanchez Family, Directors and Insiders (LP Interests ~16%) Stonepeak (Class B Preferred Units) (LP Interest ~2%) Western Catarina Midstream Assets Production Assets IDRs (1) As of 11/14/2018 SN Held Units (LP Interests ~14%) Non-economic GP Interest

© 2018 Sanchez Midstream Partners LP 19 Class B Preferred – Conversion/ Redemption Overview(1) Preferred Unitholder’s Conversion Right SNMP’s Preferred Unit Redemption Right $353.5 MM (2) of Class B Preferred Units Preferred Unitholders may elect at any time to convert into 31.3 MM (2) (3) SNMP common units Class B Preferred Redemption Premium Preferred Redemption Price Escalator (4) Class B Preferred redemption price increases if SNMP’s common unit price is > $11.29/unit, by the ratio of the common unit price over $11.29 Example Redemption #1 – During 2019 SNMP elects to redeem $50 MM of Class B Preferred and SNMP’s common unit price is $15/unit: $50 MM x 120% premium x $15/$11.29 = $79.7 MM Example Redemption #2 – During 2020 SNMP elects to redeem $175 MM of Class B Preferred and SNMP’s common unit price is $10/unit: $175 MM x 110% premium x $11.29/$11.29 = $192.5 MM (1) Detailed in Second Amended and Restated Agreement of Limited Partnership dated October 14, 2015 and sequentially amended on January 25, 2017 (2) As of 11/14/2018; par value of the Class B Preferred Units is approximately $353.5 million (3) Subject to a minimum of $17.5 million or approximately 1.55 million units (4) Redemptions are limited to annual accumulating 1/3 of the Class B Preferred Units starting in 2018 2018 2019 2020 2021 130% 120% 110% 100%

2018 Midstream Guidance

SNMP LISTED NYSE AMERICAN

	Guidance for FY 2018
Operated Midstream Assets: (1)	
Western Catarina Midstream gas volume	170 - 180 MMcf/d
Western Catarina Midstream gas operating margin	$0.62 per Mcf
Western Catarina Midstream oil volume	13.0 - 14.0 MBbls/d
Western Catarina Midstream oil operating margin	$1.00 per Bbl
Seco Pipeline gas volumes	80 - 90 MMcf/d
Seco Pipeline operating margin	$0.20 per Mcf
Non-Operated Midstream Assets: (2)	
Carnero Gathering Line	
Catartina gas volumes	120-130 MMcf/d
Catarina volume operating margin	$0.29 per Mcf
Comanche gas volumes (3)	135-125 MMcf/d
Comanche volume operating margin	$0.19 per Mcf
Raptor Gas Processing Facility	
Catarina gas processing volume	120 - 130 MMcf/d
Catarina gas processing operating margin	$0.30 per Mcf
Comanche gas processing volumes (3)	135-125 MMcf/d
Comanche gas processing operating margin	$0.24 per Mcf
Corporate Expense:	
General & Administrative (4)	$12.5 million
Interest Expense	$9.1 million
Maintenance Capital Expense	$1.6 million

1.) All Western Catarina Midstream and Seco Pipeline operating expenses are included in the operating margin
2.) SNMP has a 50% interest in non-operated assets
3.) Assumes excess processing capacity of the Raptor Gas Processing facility is filled by Comanche volumes
4.) This is a non-GAAP financial measure that excludes non-cash G&A expense

20

© 2018 Sanchez Midstream Partners LP

© 2018 Sanchez Midstream Partners LP 2018 Production Guidance 21 SNMP Production Forecast: Oil (Bbls/d) NGLs (Bbls/d) Natural Gas (Mcf/d) Barrel of Oil Equivalent (Boe/d) Pricing Differentials: Oil ($/Bbl) Natural Gas ($/MMBtu) Operating Costs & Expenses: Operating Expense ($/Boe) Ad Val and Sev Tax (% of oil & gas revenue) 6.5% $15.00 Guidance for FY 2018 820 - 920 270 - 310 1,300 - 1,465 1,250 - 1,400 ($2.35) ($0.29)

Well-Sponsored Partnership

SNMP LISTED NYSE AMERICAN

Sanchez Oil & Gas Corporation

("SOG") | 1972

Operations and Technical Support

- Private operating platform with ~300 employees
- Experienced management
- Technical and operational expertise
- Active business development

Shared Services and Business Development Relationships [1]

Sanchez Energy Corporation [2]

(NYSE: SN)

Development / Growth

- Structure: Public C-Corp
- Enterprise Value: ~ $2.9 Billion [3]
- Asset Focus: Eagle Ford Shale
- Important Operating Statistics
  - Production: ~75,750 Boe/d (3Q18 Average)
  - Gross Eagle Ford Acres: ~478,000
  - Credit Rating (Sr. Unsecured): B- / Caa2

Right of First Offer

Sanchez Midstream Partners

(NYSE American: SNMP)

Yield / Distributions

- Structure: Public Limited Partnership
- Asset Focus: Stable Midstream Assets
  - Gathering and processing midstream assets
  - Natural gas pipeline
- Integrated approach to visible growth
- Third quarter 2018 common unit distribution of $0.15 per unit

(1) Covers operational and technical support and business development activities; includes allocation of G&A
(2) Source: Sanchez Energy's 3018 Second Quarter 10Q
(3) Source: Sanchez Energy Corporate Presentation – September 2018

22

© 2018 Sanchez Midstream Partners LP

© 2018 Sanchez Midstream Partners LP SNMP Management Team 23 Antonio R. Sanchez, III Executive Chairman Antonio R. Sanchez, III is Chairman of our general partner’s board of directors. Mr. Sanchez, III has served as the Chief Executive Officer of Sanchez Energy Corporation (NYSE: SN), a publicly traded exploration and production company, and has been a member of SN’s board of directors since its formation in August 2011. He has been directly involved in the oil and gas industry for over 12 years. Mr. Sanchez, III is also the Co-President of Sanchez Oil & Gas Corporation, which he joined in October 2001. He was the President of SEP Management I, LLC and a Managing Director of Sanchez Energy Partners I, LP until their dissolution in December 2016. In his capacities as a director and officer of these companies, Mr. Sanchez, III manages all aspects of their daily operations, including exploration, production, finance, capital markets activities, engineering and land management. From 1997 to 1999, Mr. Sanchez, III was an investment banker specializing in mergers and acquisitions with J.P. Morgan Securities Inc. From 1999 to 2001, Mr. Sanchez, III worked in a variety of positions, including sales and marketing, product development and investor relations, at Zix Corporation, a publicly traded encryption technology company (NASDAQ: ZIXI). Mr. Sanchez, III was also a member of the board of directors of Zix Corporation from May 2003 to June 2014. Gerald F. Willinger Chief Executive Officer & Director Gerald F. Willinger is a member of our general partner’s board of directors and was elected Chief Executive Officer effective December 3, 2015. Mr. Willinger has served as a Managing Director of Sanchez Capital Advisors, LLC since February 2010. Mr. Willinger was also co-founder, officer, and director of Sanchez Resources from February 2010 to November 2017 when Sanchez Resources was acquired by Sanchez Energy Corporation. From 1998 to 2000, Mr. Willinger was an investment banker with Goldman, Sachs & Co. Mr. Willinger served in various private equity investment management roles at MidOcean Partners, LLC and its predecessor entity, DB Capital Partners, LLC, from 2000 to 2003 and at the Cypress Group, LLC from 2003 to 2006. Prior to joining Sanchez Capital Advisors, LLC, Mr. Willinger was a Senior Analyst for Silver Point Capital, LLC, a credit- opportunity fund, from 2006 to 2009. Patricio D. Sanchez President, Chief Operating Officer, & Director Patricio D. Sanchez is a member of our general partner’s board of directors and was elected President & Chief Operating Officer of our general partner in March 2017. Mr. Sanchez has served as co-president of Sanchez Oil & Gas Corporation, a manager of oil and natural gas properties on behalf of its related companies, since June 2014 and prior to that from April 2010 to June 2014 as Executive Vice President. Mr. Sanchez has served as an Executive Vice President of Sanchez Energy Corporation (NYSE:SN), a publicly traded production company, since November 2016. Mr. Sanchez has also been the managing member of Santerra Holdings, LLC, an oil and gas production company, since February 2012. Mr. Sanchez has managed many aspects of these companies’ daily operations, including exploration, production, finance, capital markets activities, engineering and land management. Charles C. Ward Chief Financial Officer & Secretary Charles C. Ward was elected Chief Financial Officer and Secretary of our general partner in March 2015. He previously served as Chief Financial Officer and Treasurer of Sanchez Midstream Partners LLC (SNMP LLC) from March 2008 until its conversion to a limited partnership in March 2015 and Secretary of SNMP LLC from July 2014 until March 2015. Mr. Ward also served as a Vice President of Constellation Energy Commodities Group, Inc. from November 2005 until December 2008. Prior to that time, he was a Vice President of Enron Creditors Recovery Corp. from March 2002 to November 2005. Kirsten A. Hink Chief Accounting Officer Kirsten A. Hink was elected Chief Accounting Officer of our general partner in May 2015. Mrs. Hink has served as Senior Vice President and Chief Accountant Officer of Sanchez Energy Corporation (NYSE: SN), an independent exploration and production company, since January 2015, and she previously served as SN’s Vice President and Principal Accounting Officer from March 2012. Prior to joining SN, Mrs. Hink served as the Controller of Vanguard Natural Resources, LLC from January 2011 to February 2012. From January 2010 to December 2010, she served as Assistant Controller of Mariner Energy, Inc. She served as the Chief Accounting Officer for Edge Petroleum Corporation (“Edge”) from July 2008 through December 2009 and the Vice President and Controller for Edge from October 2003 through July 2008. Prior to that time, she served as Controller of Edge from December 31, 2000 to October 2003 and Assistant Controller of Edge from June 2000 to December 2000. Mrs. Hink is a Certified Public Accountant in the State of Texas.

© 2018 Sanchez Midstream Partners LP 24 Adjusted EBITDA Non-GAAP Financial Measures. Adjusted EBITDA is a non-GAAP supplemental financial measure. We define Adjusted EBITDA as net income (loss) adjusted by: (i) interest (income) expense, net which includes interest expense, interest expense net (gain) loss on interest rate derivative contracts, and interest (income); (ii) income tax expense (benefit); (iii) depreciation, depletion and amortization; (iv) asset impairments; (v) accretion expense; (vi) (gain) loss on sale of assets; (vii) unit-based compensation expense; (viii) unit-based asset management fees; (ix) distributions in excess of equity earnings; (x) (gain) loss on mark-to-market activities; (xi) commodity derivatives settled early; and (xii) gain (loss) on embedded derivatives; and (xiii) acquisition and divestiture costs. Adjusted EBITDA is also used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts, our lenders and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. Adjusted EBITDA is not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP We are unable to reconcile our forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or net cash flow provided by operating activities because it would take unreasonable efforts to predict the future impact of adjustments to (i) net income (loss) for unit based compensation and asset management fees, (gains) losses from mark-to-market activities and equity investments or asset impairments due to the difficulty of doing so, or (ii) net cash flow provided by operating activities because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. Additionally, we are unable to address the probable significance of the unavailable reconciliation, in significant part due to ranges in our forecast impacted by changes in oil and natural gas prices and reserves which affect certain reconciliation items.